THE SIGNAL FUNDS
Signal Large Cap Growth Fund
Signal Income Fund
Signal Tax-Exempt Income Fund
Signal Money Market Fund
(each a series of The Coventry Group)
Supplement Dated February 8, 2007 to the Prospectus dated August 1, 2006
     The following information supplements the Prospectus as follows:
1. Proposed Reorganization of the Signal Large Cap Growth Fund, the Signal Income Fund and the Signal Tax-Exempt Income Fund
     At a recent meeting of the Signal Funds’ Board of Trustees, the Board approved an Agreement and Plan of Reorganization (the “Plan”) that would provide for the reorganization of each of the Signal Large Cap Growth Fund, the Signal Income Fund and the Signal Tax-Free Income Fund (the “Acquired Funds”) into a similar, corresponding fund of the Goldman Sachs Trust, a separate mutual fund family. The Plan sets forth the terms by which the Acquired Funds would transfer their assets and certain liabilities to the Goldman Sachs Trust in exchange for shares of the Goldman Sachs Trust, and subsequently distribute those Goldman Sachs Trust shares to the Acquired Funds’ shareholders (the “Reorganization”). If the Reorganization is approved by shareholders and consummated, shareholders of the Acquired Funds will become shareholders of the Goldman Sachs Trust.
     The Reorganization must be approved by shareholders of the Acquired Funds, who will be asked to vote, in person or by proxy, at a special meeting of shareholders currently scheduled to be held on or about April 27, 2007. Shareholders of record of the Acquired Funds as of March 2, 2007 will be entitled to vote on the Reorganization and should expect to receive a proxy statement/prospectus that provides more detailed information about the proposed Reorganization, the Goldman Sachs Trust and the special meeting. If approved by shareholders at the special meeting, the Reorganization is currently expected to occur on or about April 30, 2007.
2. Liquidation of the Signal Money Market Fund
     The Board of Trustees of the Signal Funds recently ratified and approved the liquidation of the Signal Money Market Fund. Accordingly, the Trustees have authorized the officers of the Money Market Fund to take all actions deemed necessary and appropriate to provide for the orderly liquidation of the Fund on or before February 28, 2007. Upon the date of liquidation, those shareholders remaining invested in the Money Market Fund as of that date will have their shares automatically redeemed and the proceeds will be distributed as directed. As a result of these developments, the Money Market Fund has been closed to new investors.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE